[LOGO] Human Resources       Developpement des
       Development Canada    ressources humaines Canada        File no. U45344-5
                                                                        --------
                                                         Options/S.A./S.S.A. 722
                                                                             ---
YOUTH EMPLOYMENT INITIATIVES

These Articles of Agreement are made as of the 8/th/ day of May, 2000.

BETWEEN:              Human Resources Development Canada
                (herein after referred to as the "DEPARTMENT")

                            112 N. Christina Street
             -----------------------------------------------------
                            Sarnia, Ontario N7T 5T6
             -----------------------------------------------------
                      RMH Teleservices International Inc.
             -----------------------------------------------------
AND:            (hereinafter referred to as the "COORDINATOR")

                              1086 Modeland Road
             -----------------------------------------------------
                                Sarnia, Ontario
             -----------------------------------------------------
                                    N7T 7K7
             -----------------------------------------------------

WHEREAS the COORDINATOR proposes to carry out the project described in Schedule A hereto and has applied to the DEPARTMENT for financial assistance towards the costs of the project;

AND WHEREAS the COORDINATOR is eligible for financial assistance towards the costs of the project under Youth Employment initiatives referred to in Schedule A, Box 1, which has been established by the DEPARTMENT to assist youth in preparing for, obtaining and maintaining employment, and in making a successful transition into the labour market.

AND WHEREAS the DEPARTMENT wishes to make a contribution towards the costs of the project;

The DEPARTMENT and the COORDINATOR undertake and agree as follows:

1.0  AGREEMENT

1.1 The following documents and any amendments thereto form the agreement between the DEPARTMENT and the COORDINATOR

     a)   these Articles of Agreement;

     b)   the document attached hereto as Schedule A;

     c)   the document attached hereto as Schedule B;

     d)   the document attached hereto as Schedule C; and

     e)   the document attached hereto as Schedule D.

2.0  INTERPRETATION

2.1 Unless the context requires otherwise, the expressions listed below have the following meanings for the purposes of this agreement:

     a) "funding period" refers to the period described in Schedule A, entitled "Duration of Activity";

     b)   "Project" is defined as the activities described in Schedule A.

     c) "eligible costs" are the costs described in Schedule B, incurred by the COORDINATOR in carrying out the Project and which are in compliance with the conditions set out in Schedule B.le D .

3.0  CONTRIBUTION

3.1 Subject to the terms and conditions of this agreement, the DEPARTMENT agrees to make a contribution to the COORDINATOR of an amount equal to the lesser of:

     a)   100 percent of the eligible costs, and

     b)   the contribution amount set out in Schedule A.

3.2 Any payment under the agreement is subject to there being an appropriation by Parliament for the fiscal year in which the payment is to be made.

4.0  TERMS OF PAYMENT

     (Sections 4.1 to 4.3 apply where progress payments, rather than advances, are to be made. Delete if not applicable.)

4.1 Payment of the DEPARTMENTS's contribution will be made upon receipt and verification of periodic claims for payment. When submitting a claim, the COORDINATOR shall use a claim form prescribed or approved by the DEPARTMENT and the claim must cover a period of not less than 30 days and not more than 90 days.

4.2 In the event payments made to the COORDINATOR exceed the amount to which the COORDINATOR is properly entitled under this agreement, the amount of such excess is a debt owing to the DEPARTMENT and shall be repaid promptly to the DEPARTMENT upon receipt of notice to do so.

4.3 The DEPARTMENT may withhold payment of any claim pending the completion of an audit of the COORDINATOR's books and records conducted either by the DEPARTMENT or by an independent audit or pursuant to paragraph 6.1 h)

     (Sections 4.4 to 4.14 apply where advances, rather than progress payments, are to be made. Delete if not applicable.)

5.0  REPRESENTATION AND WARRANTY

5.1 The COORDINATOR represents and warrants that all statements made to the DEPARTMENT in connection with its application for funding are true and all relevant facts have been disclosed.

5.2 The COORDINATOR further represents and warrants, and it is a condition of this agreement, that: no participant or administrative staff have been hired/recruited to fill a position left vacant due to an industrial dispute at the COORDINATOR's premises, to fill the position of a worker who had been laid-off and is awaiting recall, or to displace another worker employed by the COORDINATOR;

5.3 In addition to any other remedy provided for under this agreement, if a representation and warranty referred to in section 5.2 is not true and accurate, the DEPARTMENT may require the COORDINATOR to forthwith repay as a debt owing to the DEPARTMENT the amount of the contribution paid towards the wage/allowance cost and employment related costs of the administrative staff and participants in respect of whom the untrue and inaccurate representation and warranty was given.


6.0  OBLIGATIONS OF THE COORDINATOR

6.1  The COORDINATOR shall:

     a) carry out and complete the Project in a diligent and professional manner, using qualified personnel;

     b) demonstrate to the satisfaction of the Commission that the project will maintain and implement any and all environmental protection measures ensuring that all standards and rules established by competent authorities are respected;

     c) upon request of the DEPARTMENT, produce any certificates, licences and other authorizations required for the carrying out of the Project in respect of the rules relating to the environment;

     d) keep proper books of accounts and records, in accordance with generally accepted business and accounting practices, of the financial management of the Project, including payroll records of staff of the COORDINATOR employed in carrying out or implementing the Project and records of all other Project expenditures and revenues including funding for Project costs received from other sources;

     e) make the books, accounts and records referred to in paragraph d) available at all reasonable times for inspection and audit by the representatives of the DEPARTMENT who shall be permitted to take copies and extracts from such books and records;

     f) furnish the DEPARTMENT with such additional information as it may require with reference to such books and records;

     g) preserve the books and records referred to in paragraph d) and keep them available for audit and inspection by representatives of the DEPARTMENT for a period of six (6) years following the end of the funding period;

     h) whenever the DEPARTMENT deems it necessary and so requests the COORDINATOR in writing, retain the services of a duly qualified accountant approved by the DEPARTMENT to carry out an audit of the books and records relating to the Project. The audit report shall certify:

          i)   the total actual expenditures of the eligible costs to date,

          ii) the total payments of the DEPARTMENT's contribution to date, including the amount of interest that has accrued on any advances of the contribution,

          iii) that all expenditures, except as noted in the report, were in accordance with this agreement;

     i) within 30 days after completion of the audit report referred to in paragraph h), provide a copy of it to the DEPARTMENT.

6.2 The COORDINATOR shall disclose to the DEPARTMENT without delay any fact or event that the COORDINATOR is aware of from time to time which may compromise the COORDINATOR's chances of success in carrying out the Project either immediately or in the long term.

6.3 The COORDINATOR shall obtain, prior to the commencement of any Project activity, all permits, licenses, consents and other authorizations that are deemed necessary to permit the carrying out of the Project, and the Project shall be executed in compliance with all laws, by-laws and regulations.

6.4 The COORDINATOR shall both during the following the term of this agreement indemnify and save the DEPARTMENT harmless from and against all claims, losses, damages, costs, expenses and other actions made, sustained, brought, threatened to be brought or prosecuted, in any manner based upon, occasioned by or attributable to any injury or death of a person, or loss or damage to property caused or alleged to be caused by any wilful or negligent act, omission or delay on the part of the COORDINATOR or its employees or agents, participating employers or participants in connection with anything purported to be or required to be provided by or done by the COORDINATOR pursuant to this agreement or done otherwise in connection with the Project. This provision shall survive the termination of this agreement.

6.5 The COORDINATOR shall publicly acknowledge the Government of Canada's Youth Employment Initiatives contribution in the following manner:

     i) By clearly and prominently identifying the Government of Canada's contribution in the initiative, utilizing promotion and advertising tools made available by the DEPARTMENT and wording satisfactory to the DEPARTMENT, for example "The Government of Canada provides funding to support this initiative". Where, in the opinion of the DEPARTMENT, there is a significant demand for the COORDINATOR's services in both official languages, the Government's support shall be recognized in both languages.

     ii) By acknowledging the Government of Canada's contribution in its announcements, interviews and ceremonies, in its advertising and promotional activities, in its speeches, lectures, publications and in its recruitment procedures.

     iii) Coordinator's accountability: The COORDINATOR shall provide the DEPARTMENT with documents attesting to the efforts of the COORDINATOR to publicly recognize the contribution of the Government of Canada. At the onset of the project, the COORDINATOR shall also provide the DEPARTMENT with a communications plan outlining the timeframes and mechanisms for promoting visibility as specified by the DEPARTMENT.

7.0  NEPOTISM

7.1 No contribution paid to any participant or wages paid to any administrative staff who is a member of the immediate family of the COORDINATOR, or, if the COORDINATOR is a corporation or unincorporated association, who is a member of the immediate family of an officer or a director of the corporation or unincorporated association, is eligible for reimbursement unless the DEPARTMENT is satisfied that the recruitment of the participant or the hiring of the administrative staff was not the result of favouritism by reason of membership in the immediate family of the COORDINATOR or officer or director of the COORDINATOR, as the case may be.

7.2 For the purposes of section 7.1, "immediate family" means father, mother, step-father, step-mother, foster parent, brother, sister, spouse (including common law spouse), child (including child of common law spouse), step-child, ward, father-in-law, mother-in-law, or relative permanently residing with the COORDINATOR, officer or director, as the case may be.

8.0  REPORTS AND INFORMATION

8.1 The COORDINATOR shall, upon request, provide the DEPARTMENT or Representative with progress reports, satisfactory to the DEPARTMENT in scope and detail, concerning the progress of the Project, including information collected to date under section 8.4 with respect to the Project participants.

8.2 The COORDINATOR shall, upon request, arrange for representatives of the DEPARTMENT to have access to the sites where the Project activities are being carried out to monitor their progress.

8.3 The COORDINATOR shall provide the DEPARTMENT with copies of all reports, studies or other publications produced by the COORDINATOR in carrying out the Project. In addition, the COORDINATOR shall provide the DEPARTMENT with advance copies of final drafts of such reports, studies or other publications, and subsequent amendments to said reports, studies or other publications.

     (Delete Sections 8.4 to 8.7 if not applicable)

8.4  To assist the DEPARTMENT in

     a) evaluating the Project's success in assisting the participants to obtain or keep employment, and

     b) determining a participant's need for any further assistance in order for the participant to obtain or keep employment,

     The coordinator shall, with respect to each participant on the Project, keep records containing the information set out in Part 1 of Schedule C.

8.5 Prior to collecting or compiling the information referred to in section 8.4, the COORDINATOR shall inform each participant that the information will be shared with the DEPARTMENT and the purpose for which the information is being collected or compiled. The COORDINATOR shall also inform each participant of his/her rights under the Privacy Act and to obtain access to that information from the DEPARTMENT.

8.6 To assist the COORDINATOR in carrying out the Project, the DEPARTMENT will provide to the COORDINATOR the information set out in Part II of Schedule C about each participant.

8.7  All information about the participants collected by the COORDINATOR under section 8.4 or provided to the COORDINATOR under section 8.6 shall be treated as confidential and the COORDINATOR shall take all measures reasonably necessary, including those set out in any instructions issued by the DEPARTMENT, for the protection of same against unauthorized release or disclosure. Upon completion of the Project or upon termination of the agreement, if earlier, the COORDINATOR shall turn over the records and information to the DEPARTMENT.

8.8 The COORDINATOR shall collect information on each of the participants 12 weeks after the completion or termination of the project and communicate them to the Department or delegate as per the terms and conditions described in Schedule C.

9.0  RELATIONS WITH EMPLOYER

     Where work experience under the Project is to be provided by an employer, the coordinator shall:

     a) ensure that the work experience is conducted in a safe and supervised environment;

     b) ensure that no participant displaces an employee of the employer or replaces an employee who is absent due to an industrial dispute or who is on lay-off and awaiting recall;

     c) monitor the progress of the work experience regularly either through visits to the premises of the employer where the work experience is taking place, or through a review of progress reports furnished by the employer, or a combination of both;

     d) use its best efforts to ensure that representatives of HRDC are permitted to visit the premises of the employer to monitor the progress of the work experience;

          (delete (e) and (f) and (g) if not applicable).

     e) provide to the Department of Foreign Affairs and International Trade (DFAIT), on forms and within the period prescribed by HRDC, any information requested by HRDC on proposed employees/host country organizations when the internship location is outside Canada.

     f) enter into internship agreements only with those employers/host country organizations who have met with the security standards administered by DFAIT.

     g) Where an employer/host country organization ceases to meet security standards administered by DFAIT, the COORDINATOR shall, upon notice from HRDC, take all necessary steps to ensure the placement of the concerned participant or participants with another employer, authorized by DFAIT or take such other measures directed by the DEPARTMENT.

10.0 PUBLICITY

10.1 The COORDINATOR shall ensure that in any and all communication activities, publications, advertising and press releases referring to the Project, include an appropriate acknowledgement, in terms satisfactory to the DEPARTMENT, of the DEPARTMENT's contribution. The COORDINATOR shall notify the DEPARTMENT in advance of any and all such communication activities, publications, advertising and press releases.

11.0  DISPOSITION OF ASSETS

11.1 Upon completion of the Project or termination of the agreement, the COORDINATOR agrees to dispose of, in such manner as the DEPARTMENT may direct, all physical assets purchased with contribution funds other than

      a)  any asset costing less than $250,

      b) assets that have been physically incorporated into the premises of the COORDINATOR, and

      c) assets that have been consumed or expended in carrying out the Project.

11.2 The COORDINATOR agrees that at the end of the funding period, or upon termination of this agreement, if earlier, and if directed to do so by the DEPARTMENT, any assets referred to in section 11.1 that have been preserved by it shall be

      a) sold at fair market value and that the funds realized from such sale be applied to the eligible costs of the Project to offset the DEPARTMENT's contribution to the eligible costs of the Project;

      b) turned over to another person or organization designated or approved by the DEPARTMENT; or

      c) disposed of in any other manner as may be determined by the DEPARTMENT.

12.0  DEFAULT

12.1  The following constitute Events of Default:

      a) the COORDINATOR becomes bankrupt or insolvent, goes into receivership, or takes the benefit of any statute from time to time being in force relating to bankrupt or insolvent debtors;

      b) an order is made or resolution passed for the winding up of the COORDINATOR, or the COORDINATOR is dissolved;

      c) the COORDINATOR is in breach of the performance of, or compliance with, any term, condition or obligation on its part to be observed or performed pursuant to this agreement;

      d) the COORDINATOR has submitted false or misleading information to the DEPARTMENT or Representative;

      e) In the opinion of the DEPARTMENT, the COORDINATOR has failed to proceed diligently with the Project.


12.2 The DEPARTMENT may, in addition to any remedies otherwise available, immediately terminate by written notice any obligation to make any further contribution to the COORDINATOR if:

      a)  an Event of Default specified in paragraph 12.1 a) or b) has occurred;
          or

      b) an Event of Default specified in paragraph 12.1 c), d) or e) has occurred and has not been remedied within 15 days of receipt by the COORDINATOR of written notice of default, or a plan satisfactory to the DEPARTMENT to remedy such Event of Default has not been put into place within such time period;

      All eligible costs up to the date of termination will be paid by the DEPARTMENT.

12.3 In the event the DEPARTMENT gives the COORDINATOR written notice of default pursuant to paragraph 12.2 b), the DEPARTMENT may suspend any further payment under this agreement until the end of the period given to the COORDINATOR to remedy the Event of Default.

12.4 The fact that the DEPARTMENT refrains from exercising a remedy it is entitled to exercise under this agreement shall not be considered to be a waiver of such right and, furthermore, partial or limited exercise of a right conferred upon the DEPARTMENT shall not prevent the DEPARTMENT in any way from later exercising any other right or remedy under this agreement or other applicable law.

13.0  NOTICE

13.1 Any notice, information or other document required to be given under this agreement shall be sent by regular mail, personal service, facsimile or registered mail. Any notice, information or document shall be deemed to have been received on delivery. Any notice, information or other document sent by facsimile shall be deemed to have been received one working day after it is sent. Any notice, information or other document sent by registered mail shall be deemed to have been received when it is signed for.

13.2  Any notice or correspondence shall be addressed to:
      in the case of the DEPARTMENT (insert name or title of official, address and fax number)
      Karen Hall-Voegelin
      112 N. Christina Street
      Sarnia, Ontario
      N7T 5T6
      Phone: 519-464-5068
      Fax:   519-464-5076


      In the case of the COORDINATOR to the address shown on Schedule A of this agreement.

14.0  EARLY TERMINATION

14.1  The DEPARTMENT or the COORDINATOR may terminate this agreement at any time
      without cause upon not less than     1    months written notice of
                                       --------
      intention to terminate.

14.2  In the event of a termination notice being given by the DEPARTMENT under section 14.1

      a) the COORDINATOR shall make no further commitments in relation to the Project and shall cancel or otherwise reduce, to the extent possible, the amount of any outstanding commitments in relation thereto;

     b) all eligible costs incurred by the COORDINATOR up to the date of termination will be paid by the DEPARTMENT, including its costs of, and incidental to, the cancellation of obligations incurred by it as a consequence of the termination of the agreement; provided always that payment and reimbursement under this paragraph shall only be made to the extent that it is established to the satisfaction of the DEPARTMENT that the costs mentioned herein were actually incurred by the COORDINATOR and the are same reasonable and property attributable to the termination of the agreement; and

     c) the amount of any contribution funds which remain unspent shall be promptly repaid to the DEPARTMENT, and such amount shall be a debt due to the DEPARTMENT.

14.3 The COORDINATOR shall negotiate all contracts related to the Project, including subcontracts and employment contracts on terms that will enable the COORDINATOR to cancel same upon conditions and terms which will minimize to the extent possible their cancellation costs in the event of a termination of this agreement, and generally the COORDINATOR shall cooperate with the DEPARTMENT and do everything reasonably within its power at all times to minimize and reduce the amount of the DEPARTMENT's obligations in the event of early termination hereunder.

15.0  GENERAL

15.1 This agreement may be amended by the mutual consent of the parties. To be valid, any amendment to this agreement shall be in writing and signed by the parties.

15.2 The COORDINATOR shall not assign this agreement or any part thereof or any payments to be made thereunder without the written permission of the DEPARTMENT and any assignment made without that permission is void and of no effect.

15.3 No member of the House of Commons or Senate or provincial legislature shall be admitted to any share or part of this agreement or to any benefit to arise therefrom.

15.4 The management, supervision and control of the Project are the sole and absolute responsibility of the COORDINATOR. The COORDINATOR is not in any way authorized to make a promise, agreement or contract on behalf of the DEPARTMENT. The COORDINATOR shall be solely responsible for any and all payments and deductions required by law to be made including those required for Canada Pension Plan, employment insurance, workers' compensation and income tax and for adhering to the applicable Provincial Standards Act. The parties hereto declare that nothing in this agreement shall be construed as creating a legally binding partnership or agency relationship between them.

15.5 The DEPARTMENT agrees to procure, at its expense, a policy of comprehensive general liability insurance for the Project participants, administrative staff and the COORDINATOR. The DEPARTMENT makes no warranty or representation as to the adequacy of the coverage of the policy with respect to the Project, however. It is understood and agreed that the COORDINATOR shall be solely responsible for determining its adequacy with respect to the Project and for obtaining such additional insurance as may be required in relation to the Project. The reasonable cost of such additional insurance is eligible for reimbursement by the DEPARTMENT as an eligible cost under this agreement.

15.6 Subject to section 15.5, the COORDINATOR shall ensure that it has adequate liability insurance covering everyone on the Project including Project employees, participants, directors and officers and volunteers.

15.7 It is a term of this agreement that no individual, for whom the post-employment provisions of the "Conflict of Interest and Post-Employment Code for Public Office Holders" or the "Conflict of Interest and Post-Employment Code for the Public Service" apply, shall derive any direct benefit from this agreement unless that individual is in compliance with the applicable post-employment provisions.

15.8 The COORDINATOR agrees to ensure that any services to the public provided by the COORDINATOR in carrying out the Project shall be made available in either official language where, in the opinion of the DEPARTMENT, there is significant demand for that assistance in that official language.

15.9 If the COORDINATOR is an unincorporated organization, it is agreed by the representatives of the COORDINATOR signing this agreement on behalf of the COORDINATOR, that they shall be personally, jointly and severally liable for all obligations, covenants, promises, liabilities and expenses assumed by the COORDINATOR under this agreement.

15.10 This agreement and all schedules and attachments are subject to the Access to Information Act.

15.11 This agreement is binding upon the COORDINATOR and its successors and assigns and supersedes all previous agreements between the parties.

15.12 This agreement shall come into force and effect when it is executed by both parties to this agreement.

For the DEPARTMENT:



/s/ [ILLEGIBLE]^^                    DG Services Delway         MAY - 8 2000
-------------------------     ------------------------------  ---------------
      (Signature)                        (Position)                (Date)



For the COORDINATOR:


/s/ [ILLEGIBLE]^^                         President               5/8/2000
-------------------------     ------------------------------  ---------------
      (Signature)                        (Position)                (Date)



_________________________     ______________________________  _______________
      (Signature)                        (Position)                (Date)

[LOGO]  Human Resources         Developpement des                                                                             PAGE 1
        Development Canada      ressources humaines Canada                                  ----------------------------------------
                                                                                            OFFICAL USE - RESERVE A L'ADMINISTRATION
                                                                                            ----------------------------------------
        SCHEDULE A              ANNEXE A                                                     100 FILE NUMBER  101 OPTION/S.A./S.S.A.
                                                                                             ---              ---
-------------------------------------------------------------------------------------------     N/o/ DE DOSSIER
 1                                                                                                    U45344 -5                  722
---
  [_] Targeted Wage Subsidies      [_]  Skills Development         [_]  Opportunities Fund  ----------------------------------------
      Subventions salariales            Developpement des               Fonds d'integration  102 RESP. RC     103 BUDGET RC
      ciclees                           competences                                          ---              ---
                                                                                                  CR D'ORIGINE         CR DU BUDGET
  [_] Self-Employment              [_] Employment Assistance       [X]  Youth initiatives                 3571                  3571
      Travail independant              Services d'aide                  Initiatives Jeunesse
                                       a l'emploi
                                                                                           -----------------------------------------
  [_]  Job Creation Partnerships   [_] Local Labour Market         [_]  Other (specify)    104 1-ORIGINAL  105 AMEND. NO. 106 REASON
       Partenariats pour la            Partnerships                     Autre (precisez)   ---             ---            ---
       creation d'emploris             Partenariats locaux du                                  2-AMENDMENT     No DE LA   CODE
                                       travail                                                   /MOD.         MOD.       CODE DE
                                                                                               3-CORRECTION               MOTIF
                                                                                               4-RENEWAL/
                                                                                                 RENOUV
                                                                                                         1
------------------------------------------------------------------------------------------------------------------------------------
 2  NAME OF EMPLOYER/COORDINATOR - NOM DE L'EMPLOYEUR/COORDONNATEUR            3  LEGAL NAME OF EMPLOYER/COORDINATOR (IF DIFFERENT
---                                                                           --- FROM ABOVE)-NOM LEGAL DE L'EMPLOYEUR/
   RMH Teleservices International Inc.                                            COORDONNATEUR (S'IL EST DIFFERENT DU PRECEDENT)
-------------------------------------------------------------------------------
COMMUNITY COORDINATOR                    [_]  YES         [_]  NO
COORDONNATEUR LOCAL                           OUI              NON
------------------------------------------------------------------------------------------------------------------------------------
 4  MAILING ADDRESS - ADRESSE POSTALE                                                     8    AREA CODE    TELEPHONE NO.
---                                                                                      ---   IND. REG.    N/o/ DE TELEPHONE

    1086 Modeland Road                                                                         (610)        520-5300
------------------------------------------------------------------------------------------------------------------------------------
 5  CITYTOWN - VILLE                                      6   PROVINCE       7   POSTAL CODE     9   AREA CODE   FAX NO.
---                                                      ---                ---  CODE POSTAL    ---  IND. REG.   N/o/ DE TELECOPIEUR

    Sarnia                                                  Ont                     N7T  7K7         (610)       520-5354
------------------------------------------------------------------------------------------------------------------------------------
 10 NAME OF CONTACT PERSON - NOM DE LA PERSONNE RESSOURCE   11  TELEPHONE NO. (If different from   12  No. OF EMPLOYEES/WORKERS
----                                                       ---- above)                            ---- AFFECTED
                                                                /No/ DE TEL (S'il est different        Nbre D'EMPLOYES/TRAVAILLEURS
                                                                du precedent)                          TOUCHES

   Mike Scharff/Patricia Gallagher                                                                                              700
------------------------------------------------------------------------------------------------------------------------------------

 13   OBJECTIVE/DESCRIPTION OF ACTIVITIES/TARGETED CLIENTELE/EXPECTED RESULTS-
---- OBJECTIF/DESCRIPTION DES ACTIVITES/CLIENTELE VISEE/ RESULTATS ATTENDUS (THIS SECTION IS MEANT AS AN EXECUTIVE SUMMARY.-CETTE SECTION SERT A FOURNIR UN SOMMAIRE DES ACTIVITES).

Objective: To support the economic diversification in the Sarnia-Lambton area. The Individualized Youth Internship program will be used to support individuals in obtaining training and work experience in a telecommunications company.

The schedules and addenda as described in the submission from the Recipient are considered to be part of this Agreement. Any changes to the proposal will be made only with joint concurrence of both parties.

Activities: Full listing of Job Descriptions for both the Quality Center and the Inbound Call Center are attached: Managers, Administrators, Supervisors, IT professionals, HR specialists, Quality & Sales Monitors, Quality Assurance Representatives and Customer Service Representatives.

Targeted Clientele: Unemployed youth (under 30 years) in need of work experience and training.

Targeted Results: A minimum of 10 unemployed youth who are eligible for the Individualized Youth Internship program will gain employment at RMH Teleservices International Inc. It is expected that 65% of these participants will continue to be employed on a full time basis upon completion of the subsidy period.

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 14  LOCATION OF ACTIVITY - LIEU DE L'ACTIVITE
----
1086 Modeland Road, Sarnia
------------------------------------------------------------------------------------------------------------------------------------
 15  TOTAL NUMBER OF           DESIGNATED GROUP MEMBERS TARGETING PLAN - PLAN DE CIBLAGE DES MEMBRES DES CROUPES DESIGNES
----   PARTICIPANTS  ---------------------------------------------------------------------------------------------------------------
     NOMBRE TOTAL DE  16 NUMBER OF POSITIONS  17  WOMEN   18  ABORIGINALS   19  PERSONS WITH DISABILITIES  20  MEMBERS OF  21  SPARE
      PARTICIPANTS   ---  TO BE FILLED BY   ---- FEMMES ---- AUTOCHTONES ----  PERSONNES HANDICAPEES      ---- VISIBLE    ---- LIBRE
                         NOMBRE DE POSTES A                              (DO NOT COMPLETE FOR O.F.             MINORITIES
                          COMBLER PAR DES                                NE PAS COMPLETER DANS                 MEMBRES DES
                 10                                                             LE CAS DU F.I.)                MINORITES
                                                                                                               VISIBLES
------------------------------------------------------------------------------------------------------------------------------------
 22                        23   Y-A     M     D-J    24   Y-A     M     D-J    25   Y-A     M     D-J     26   Y-A     M     D-J
----                      ----                      ----                      ----                       ----
   DURATION OF ACTIVITY
   DUREE DE L'ACTIVITE     FROM                      TO                        AND FROM                   TO
                           DE        2000-05-08      A      2001-03-31         ET DE                      A
------------------------------------------------------------------------------------------------------------------------------------
OFFICIAL USE - RESERVE A L'ADMINISTRATION-CMS-SGM
------------------------------------------------------------------------------------------------------------------------------------
140     FINANCIAL CODE                                         CMS    CONSTIT.     FUTURE YEAR 1                  FUTURE YEAR 2
---     CODE FINANCIER           CURRENT YEAR AMOUNT    CR    TYPE     CODE     COMMITMENT AMOUNT     CR     COMMITMENT AMOUNT    CR
-------------------------------- MONTANT POUR L'ANNEE   CT    GENRE    CODE    MONTANT ENGAGE POUR    CT    MONTANT ENGAGE POUR   CT
 ALLOT   PROJECT   LINE OBJECT       COURANTE                 9GM      CIRC    L'ANNEE 1 A VENIR            L'ANNEE 2 A VENIR
 AFFT.    PROJET   ART. D'EXEC.
------------------------------------------------------------------------------------------------------------------------------------
   79               5200              50,000.00
------------------------------------------------------------------------------------------------------------------------------------
141                                  SIGNATURE                                                                   Y-A     M      D-J
---
     AGREEMENT VERIFICATION
     VERIFICATION DE L'ACCORD
------------------------------------------------------------------------------------------------------------------------------------
OFFICIAL USE - RESERVE A L'ADMINISTRATION - MIS - SIG
------------------------------------------------------------------------------------------------------------------------------------
150  ORIG.  151  CORRESP.  152  PROV.  153  HRDC   154             155       156         157           158    YR. OF   159  SPECIAL
---  TYPE   ---   LANG.    ---  RIDING --- OFFICER ---  CONSTIT.   ---  NOC  ---  S.I.C. --- ACTIVITY  ---   OPERATION --- INT. GR.
    GENRE        LANG. DE       CIRC.     AGENT DE       CIRC.          CNP       C.T.I.     ACTIVITE        ANNEE DE     GR. D'INT.
    D'ORG        CORRESP.       PROV.       DRHC                                                              FONCT.        SPECIAL
------------------------------------------------------------------------------------------------------------------------------------
     11               E         K095       A29          U71           1453       7790          C07M           01
------------------------------------------------------------------------------------------------------------------------------------
160  NATIONAL SPARES                  161  REGIONAL SPARES                                    162  HRCC SPARES
---  CODES (RESERVE A L'AC)           ---  CODES  (RESERVE AU BUREAU REGIONAL)                ---  CODES (RESERVES AUX CRHC)
A   B   C   D                         A    B   C       D       E       F                      A    B       C
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
FILE NUMBER - N/o/ DE DOSSIER                                                                                                 PAGE 2
   U45344 - 5
-----------------------------
HRDC CONTRIBUTION - CONTRIBUTION DE DRHC
-----------------------------------------------------------------------------------------------            ------------------------
SUPPORT TO INDIVIDUALS PAID BY COORDINATOR/EMPLOYER - SOUTIEN AUX PARTICULIERS VERSE PAR LE                FUNDS FROM OTHER SOURCES
COORDONNATEUR/L'EMPLOYEUR                                                                                  FONDS D'AUTRES SOURCES
-----------------------------------------------------------------------------------------------            ------------------------
27  LIVING EXPENSES                                         26                  5268                       29
    FRAIS DE SUBSISTANCE                                    --                                             --
--------------------------------------------------------------------------                                 ------------------------
30  DEPENDENT CARE COSTS                                    31                  5228                       32
    DEPENSES LIEES A LA GARDE DES PERSONNES A CHARGE        --                                             --
--------------------------------------------------------------------------                                 ------------------------
33  DISABILITY RELATED COSTS                                34                  5257                       33
    COUTS RELIES AUX LIMITATIONS FONCTIONELLES              --                                             --
--------------------------------------------------------------------------                                 ------------------------
36  TUITION COSTS                                           37                  5261                       38
    FRAIS DE SCOLARITE                                      --                                             --
--------------------------------------------------------------------------                                 ------------------------
39  OTHER PERSONAL SUPPORTS AND TRANSPORTATION              40                  5267                       41
    AUTRES SOUTIENS PERSONNELS ET TRANSPORT                 --                                             --
-----------------------------------------------------------------------------------------------
42  TOTAL SUPPORT TO INDIVIDUALS                                               43
    TOTAL DU SOUTIEN AUX PARTICULIERS
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------            ------------------------
44  PARTICIPANT WAGES                                                          45                  5220    40
    SALAIRE DES PARTICIPANTS                                                   --    50,000.00             --
-----------------------------------------------------------------------------------------------            ------------------------
----------------------------------------------------------------------------
                    OVERHEAD COSTS - FRAIS GENERAUX
-----------------------------------------------------------------------------------------------            ------------------------
47  OVERHEAD COSTS EXCLUDING CAPITAL COSTS                                     48                 5269     49
    FRAIS GENERAUX EXCLUANT LES FRAIS D'IMMOBILISATION                         --                          --
-----------------------------------------------------------------------------------------------            ------------------------
50  CAPITAL COSTS                                                              51                 5270     52
    FRAIS D'IMMOBILISATION                                                     --                          --
-----------------------------------------------------------------------------------------------            ------------------------
53  ADDITIONAL COSTS RELATED TO ACCOMMODATING PERSONS WITH DISABILITIES        54                 5252     55
    FRAIS SUPPLEMENTAIRES POUR ACCOMMODER LES PERSONNES HANDICAPEES            --                          --
-----------------------------------------------------------------------------------------------            ------------------------
-----------------------------------------------------------------------------------------------
                                 COURSE COSTS-FRAIS DE COURS
----------------------------------------------------------------------------                               ------------------------
56  COURSE COSTS-PUBLIC INSTITUTIONS                                           57                 5283     58
    FRAIS DE COURS - ETABLISSEMENTS PUBLICS                                    --                          --
-----------------------------------------------------------------------------------------------            ------------------------
59  COURSE COSTS - PRIVATE INSTITUTIONS                                        60                 5254     61
    FRAIS DE COURS - ETABLISSEMENTS PRIVES                                     --                          --
-----------------------------------------------------------------------------------------------            ------------------------
                                                                               ----------------
                  TOTAL CONTRIBUTION TO BE PAID TO THE COORDINATOR/EMPLOYER    62                 5200
                CONTRIBUTION TOTALE A VERSER AU COORDONNATEUR/A L'EMPLOYEUR    --    50,000.00
                                                                               ----------------
                                                                               ----------------
       ESTIMATED FINANCIAL ASSISTANCE PAID DIRECTLY TO PARTICIPANTS BY HRDC    63
         SOUTIEN FINANCIER ESTIMATIF VERSE DIRECTEMENT AUX PARTICIPANTS PAR    --
                                                                               ----------------
                                                                               ----------------
                           ESTIMATED TOTAL HRDC CONTRIBUTION (BOXES 62 + 63)   64
               CONTRIBUTION TOTALE ESTIMATIVE VERSEE PAR DRHC (CASE 62 + 63)   --   50,000.00
                                                                               ----------------

----------------------------------------------------------------------------------------------------------------------------------
65                                            COST DISTRIBUTION-REPARTITION DES COUTS
----------------------------------------------------------------------------------------------------------------------------------
      EMPLOYER/COORDINATOR          UNION/ASSO./AGENTS         PROVINCE          HRDC            OTHER - AUTRE          TOTAL
    EMPLOYEUR/COORDONNATEUR        SYNDICAT/ASSOC./REPR.                         DRHC
----------------------------------------------------------------------------------------------------------------------------------
66                                 67                       68              69                 70                71
--                50,000.00        --                       --              --   50,000.00     --                --    100,000.00
----------------------------------------------------------------------------------------------------------------------------------
72                                 73                       74              75                 76                77
--                  50.00%         --         0.00%         --   0.00%      --     50.00%      --    0.00%       --      100%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FOR FORMER IAS ONLY - ANCIEN SAAI SEULEMENT
----------------------------------------------------------------------------------------------------------------------------------
TYPE OF EMPLOYMENT ADJUSTMENT AGREEMENT                                           76  BUSINESS LINES      79  TYPE OF AGREEMENT
GENRE D'ACCORD D'ADAPTATION DE LA MAIN - D'OEUVRE                                 --  SECTEURS D'ACTIVITE --  GENRE D'ACCORD
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FOR USE WHEN NO APPLICATION HAS BEEN COMPLETED-A UTILISER DANS LES CAS OU AUCUNE DEMANDE N'A ETE PRESENTEE
----------------------------------------------------------------------------------------------------------------------------------
80  RECOMMENDED BY - RECOMMANDE PAR                         81  DATE        82  APPROVED BY - APPROUVE PAR       63  DATE
--                                                          --              --  /s/ [ILLEGIBLE]^^                --  MAY - 8 2000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
FOR AMENDMENTS ONLY - POUR MODIFICATIONS SEULEMENT
----------------------------------------------------------------------------------------------------------------------------------
REASON FOR AMENDMENT
RAISON DE LA MODIFICATION
                                                                                          [_] INCREASE            [_] DECREASE
                                                                                              AUGMENTATION            DIMINUTION
                                                                                        ------------------------------------------
                                                                                          AMOUNT
                                                                                          MONTANT $
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
84        INITIALS OF SIGNATORIES TO THE AGREEMENT - INITIALES DES SIGNATAIRES DE L'ACCORD

       /s/ [ILLEGIBLE]^^        5/8/00                                                      /s/ [ILLEGIBLE]^^         MAY - 8 2000
 -------------------------   ------------   ----------------------------  ----------  -----------------------------   ------------
    EMPLOYER/COORDINATOR         DATE           EMPLOYER/COORDINATOR         DATE         COMMISSION/DEPARTMENT           DATE
  EMPLOYEUR/COORDONNATEUR                     EMPLOYEUR/COORDONNATEUR                     COMMISSION/MINISTERE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The information you provide is collected under the auspices of Human Resources Development for the purpose of administering employment programming. The information collected will be subject to the Access to Information Act. The information will be placed in Program Record Number HRDC - HRI 293.
Les renseignements fournis dans le present document sont recueillis sous l'autorite de Developpement des ressources humaines aux fins de l'adminstration de la programmation d'emploi. Les renseignments obtenus seront sujets a la Loi d'acces a l'information. Les renseignements obtenus seront conserves dans le dossier de programme DRHC-IRH 293.
----------------------------------------------------------------------------------------------------------------------------------

                                                                 ---------------
[LOGO] Human Resources    Developpement des                      FILE NUMBER
       Development Canada ressources humaines Canada  SCHEDULE B U 4 5 3 4 3 - 5
                                                                 ---------------
--------------------------------------------------------------------------------
1    NAME OF COORDINATOR

RMH Teleservices International Inc.
--------------------------------------------------------------------------------

2.0  ELIGIBLE COSTS

2.1 Subject to the following conditions, the costs set out in the approved budget annexed hereto are eligible costs for the purposes of this agreement, subject to change only with the COMMISSION/DEPARTMENT's written approval.

2.2 Costs are eligible only if they are, in the opinion of the COMMISSION/DEPARTMENT,

     a)   directly related to the Project, and
     b)   reasonable.

2.3  Equipment purchase costs exceeding $0.00 require the prior written
                                        -----
     authorization of the COMMISSION/DEPARTMENT.

2.4 The portion of the cost of any goods or services purchased by the COORDINATOR for which the COORDINATOR may claim a GST input tax credit or rebate is not eligible for reimbursement.

2.5 The portion of any cost in respect of which the COORDINATOR has, or is entitled to receive a contribution from another level of government or other source is not eligible for reimbursement.

2.6 Any cost categories not specifically listed are subject to the approval of the COMMISSION/DEPARTMENT.

2.7  Definitions of eligible costs are as follows:

     50% of wage rate per eligible participant up to $5000.00

-------------------------------------------------------------------------------------------------------------------
3    INITIALS OF SIGNATORIES TO THE AGREEMENT
 /s/ [ILLEGIBLE]^^     5/8/00                                              /s/ [ILLEGIBLE]^^          MAY - 8 2000
------------------   ---------    ----------------------  ----------  -------------------------    ----------------
     COORDINATOR       DATE             COORDINATOR          DATE       COMMISSION/DEPARTMENT             DATE
-------------------------------------------------------------------------------------------------------------------

                                                                          [LOGO]
                                                                          Canada

                                                                                          ------------------
                                                                                          FILE NUMBER
                                                                                          No DE DOSSIER
          Human Resources      Developpement des
[LOGO]    Development Canada   ressources humaines Canada      SCHEDULE C  - ANNEXE C     U 4 5 3 4 4 - 5
                                                                                          ------------------

--------------------------------------------------------------------------------
 1  NAME OF COORDINATOR - NOM DU COORDONNATEUR
---
RMH Teleservices International Inc.
--------------------------------------------------------------------------------

PART I - PARTIE I

(Pursuant to section 8.4 of the agreement (if applicable), the COORDINATOR is to collect certain information about each participant. Section 8.4 provides that
Part I of this Schedule sets out the information to be collected.)
(En vertu du paragraphe 8.4 de l'accord (le cas echeant), le COORDONNATEUR doit recueillir certains renseignements sur chaque participant. Conformement a ce qui est enonce dans le paragraphe 8.4, la partie I de la presente annexe etablit les renseignements qui doivent etre recueillis.)

     Responsible HRCC - CRHC responsable
     Contract file number - Numero de dossier du contrat
     Social Insurance Number - Numero d'assurance sociale
     Date of commencement of Case Management - Date de debut de la gestion de cas
     Date of completion of Action Plan - Date de l'achevement du Plan d'action Indication of Action Plan completion - Indication de l'achevement du Plan d'action
     Indication of Primary Result (Employed/Self-employed/Not employed status) - Indication des resultats preliminaires (Embauche(e)/Travailleur(se) Independant(e)/Chomeur(se))
     Date Primary Result achieved - Date d'obtention des resultats preliminaires

     Case Management on participants will done thru contract at local Human Resource Centre.


PART II - PARTIE II

(Pursuant to section 8.6 of the agreement (if applicable), the COMMISSION/DEPARTMENT provides certain information to the COORDINATOR. Section
8.6 provides that Part II of this Schedule sets out this information.)
(En vertu du pargraphe 8.6 de l'accord (le cas echeant), la COMMISSION/le MINISTERE fournit certains renseignements au COORDONNATEUR. Conformement a ce qui est enonce dans le pargraphe 8.6, la partie II de la presente annexe etablit les renseignements qui doivent etre fournis.)

---------------------------------------------------------------------------------------------------------------------------------
3    INITIALS OF SIGNATORIES TO THE AGREEMENT - INITIALES DES SIGNATAIRES DE L'ACCORD
/s/ [ILLEGIBLE]^^                5/8/00                                                  /s/ [ILLEGIBLE]^^            MAY-8-2000
---------------------------    -----------  ---------------------------    -----------   ---------------------------  ----------
       COORDINATOR                 DATE              COORDINATOR               DATE         COMMISSION/DEPARTMENT        DATE
      COORDONNATEUR                                 COORDONNATEUR                           COMMISSION/MINISTERE
---------------------------------------------------------------------------------------------------------------------------------

                                                                [LOGO OF CANADA]

[LOGO]  Human Resources     Developpement des
        Development Canada  ressources humaines Canada            --------------
                                                                  FILE NUMBER
                                                                  N* DE DOSSIER
                            SCHEDULE D - ANNEXE D                 U45344-5
                                                                  --------------

--------------------------------------------------------------------------------
1    NAME OF EMPLOYER/COORDINATOR - NOM DE L'EMPLOYEUR/COORDONNATEUR
RMH Teleservices International Inc.
--------------------------------------------------------------------------------

2.0  ADDITIONAL CONDITIONS - CONDITIONS SUPPLEMENTAIRES
Agreement must be signed by RMH and HRDC prior to start date shown on agreement.

All persons must qualify as a youth (unemployed and under 30 years of age) to be eligible to participate in this intervention. HRDC must confirm eligibility for every participant prior to starting work with RMH through this contract. Release of information forms will be included with Tracking Document which lists hires. This tracking document is to be submitted a least 1 week in advance of employee starting employment.

Persons resigning employment to start work with RMH will not be eligible. Employer can not receive Youth Internship funding more than once for an individual.

Reimbursement will be based on 50% of wage rate to maximum of $5000.00 per eligible participant. This does not include mandatory related costs or vacation pay.

To be eligible for the Youth Internship program weekly hours are not to fall below 30 hours per week.
The employer agrees not to claim more than the normal work week for the specific position. Overtime hours will not be reimbursed.

The contract will be over when dollar value is reached or on the contract end date of March 31, 2001 whichever occurs first. Last day eligible for wage subsidy will be March 31, 2001 as per HRDC commitment letter.

No advance payments are allowed. Progress payments only. Project claim forms are to be submitted every 3 months supported by payroll information. Claims are to be submitted July 2000, October 2000, January 2001 and March 2001. A fifth claim may be required to capture the difference between HRDC's fiscal year and RMH's payroll date.

A performance review on each participant will be submitted with each pay claim.

The co-ordinator agrees and warrants that all computer and computer support equipment related to payroll is Year 2000 compliant. (Schedule E)

The co-ordinator will advise HRDC immediately of the finish dates of participants who leave the program early.

HRDC will work with Ontario Works-Enhanced Job placement program and the provincial Job Connect program to facilitate client group eligibility for their respective programs.

The Co-ordinator/Sponsor when required by CANADA acknowledge CANADA's financial contribution to the project.

For department monitoring and auditing purposes, the following reports will be made available:
Payroll & Attendance records
Financial monitoring will be conducted in October 2000 & March 2001. On-site participant monitors will be conducted by HRDC Project Officers.

RESULTS:

The Co-ordinator will submit a final report within 30 days of contract completion addressing the overall project achievements as it relates to the Objective; Description of Activities; Targeted clientele and Expected Results.

---------------------------------------------------------------------------------------------------------------------------------
3 INITIALS OF SIGNATORIES TO THE AGREEMENT - INITIALES DES SIGNATAIRES DE L'ACCORD
       /s/ [ILLEGIBLE]^^           5/8/00                                                  /s/ [ILLEGIBLE]^^        MAY - 8 2000
-------------------------------  ----------   ----------------------------  --------  ---------------------------  --------------

      EMPLOYER/COORDINATOR          DATE          EMPLOYER/COORDINATOR        DATE        COMMISSION/DEPARTMENT         DATE
     EMPLOYEUR/COORDONNATEUR                     EMPLOYEUR/COORDONNATEUR                  COMMISSION/MINISTERE
---------------------------------------------------------------------------------------------------------------------------------

[LOGO]  Human Resources            Developpement des                                               -----------------
        Development Canada         ressources humaines Canada       SCHEDULE E       ANNEXE E       FILE NUMBER
                                                                                                    N/o/ DE DOSSIER
                                                                                                    U 4 5 3 4 4 - 5
                                                                                                   -----------------
--------------------------------------------------------------------------------------------------------------------
1    Name of Employer / Coordinator - Nom de l'employeur / coordonnateur
--
RMH Teleservices International Inc.
--------------------------------------------------------------------------------------------------------------------

2.0  ADDITIONAL CONDITIONS

  The COORDINATOR/EMPLOYER warrants that the services provided under this contract shall meet the contractual requirements (as evidences during acceptance tests, as applicable) so as to accurately and automatically process any and all data, date and date-related data including but not limited to calculating, comparing, and sequencing of such data from, into and between the twentieth and twenty-first centuries, including leap year calculations when used in accordance with the documentation provided by the COORDINATOR/EMPLOYER and accepted by the Crown. To that end, the COORDINATOR/EMPOYER also warrants that date related processing will not, in any way, prevent hardware, software or firmware from conforming to the requirements of the Contract prior to, during, or after the year 2000. Canada may, at no additional cost, require the COORDINATOR/EMPLOYER prior to the performance of the services, to demonstrate compliance and/or compliance techniques and test procedures it intends to follow in order to comply with all of the obligations contained herein.

  The obligations contained herein apply to the services provided by the COORDINATOR/EMPLOYER, its contractors and its subcontractors involved in the performance of this Contract. Subject to the specific contractual requirement, the obligations contained herein do not apply to hardware, firmware, software or software applications provided as Government Furnished Equipment unless expressed elsewhere in the Contract.

  The warranties contained herein are separate and discrete from any other warranties specified in this Contract, and are not subject to any disclaimer of warranty which may be specified in the Contract, its appendices, its schedules, its annexes or any document incorporated in this Contract by reference. The warranties contained herein are subject to any limitation of the COORDINATOR's/EMPLOYER's liability specified in the Contract.

  Notwithstanding the foregoing, the provisions set out in the applicable General Conditions, if any, under the section entitled "Warranty" apply.

  The warranties contained herein shall have a term extending to either:
      a)  to June 30, 2000, or
      b) for a period of six months following acceptance of the services, whichever is the later date.

2.0  CONDITIONS SUPPLEMENTAIRES

  Le COORDONNATEUR/EMPLOYER garantit que les services fournis conformement au present contrat satisfont aux exigences contractuelles (attestees au cours des tests d'acceptation, selon le cas), de facon a traiter avec precision et automatiquement toutes les donnees, les dates et les donnees liees aux dates, notamment quant au calcul, a la comparaison et au maintien de sequence de ces donnees entre le XXe et le XXie siecle, y compris quant aux calculs relatifs aux annees bissextiles utilises selon la documentation fournie par le COORDONNATEUR/EMPLOYEUR et acceptee par la Couronne. A cette fin, le COORDONNATEUR/EMPLOYEUR garantit egalement que le traitement lie aux dates n'empechera en aucune facon le materiel, les logiciels et les microprogrammes d'etre conformes aux exigences prevues par le contrat avant, pendant ou apres l'an 2000. Le Canada peut, sans frais additionnels, obliger le COORDONNATEUR/EMPLOYEUR, avant l'execution des services, a faire la preuve de sa conformite ou des methodes de conformite et des procedures de test qu'il a l'intention d'appliquer afin de se conformer a toutes les obligations prevues par les presentes.

  Les presentes obligations s'appliquent aux services fournis par le COORDONNATEUR/EMPLOYEUR, ses entrepreneurs et sous-traitants participant a l'execution du contrat. Sous reserve de l'exigence contractuelle precise, elles ne s'appliquent pas au materiel, aux microprogrammes, aux logiciels ou aux applications de logiciels fournis a titre d'equipement fourni par le gouvernement, sauf disposition des presentes.

  Les garanties prevues aux presentes sont distinctes de toute autre garantie prevue dans le contrat et ne sont pas visees par toute stipulation d'exoneration de garantie que peuvent contenir le contrat, ses annexes ou tout autre document incorpore aux presentes par renvoi. Elles sont visees par toute limitation de la responsabilite du COORDONNATEUR/EMPLOYEUR precisee aux presentes.

  Malgre ce qui precede, les dispositions des conditions generales, les cas echeant, prevues dans la partie intitulee << Garantie >> s'appliquent.

  Les garanties prevues aux presentes sont en vigueur jusqu'a la demiere des dates suivantes:
      a)  le 30 juin 2000, ou
      b) pendant les six mois suivant l'acceptation des services, la date etant la plus eloignee.

------------------------------------------------------------------------------------------------------------------------------
3.   Initials of Signatories to the Agreement - Initiales des  signataires de l'accord

     /s/ [Illegible]^^         5/8/00                                             /s/ [Illegible]^^         May - 8 2000
     ---------------------    ---------   _____________________   ______________  ---------------------     --------------
     Employer/Coordinator      Date       Employer/Coordinator       Date         Commission/Department          Date
   Employeur/Coordonnatuer               Employeur/Coordonnateur                  Commission/Ministere
------------------------------------------------------------------------------------------------------------------------------

                                                                          [LOGO]